Exhibit 99.6

         ASSIGNMENT AGREEMENT, dated as of June 30, 2006 ("Assignment Agreement"), among COUNTRYWIDE HOME LOANS, INC. ("Assignor"), THE BANK OF NEW YORK, NOT IN AN INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE FOR THE SUPPLEMENTAL INTEREST TRUST FOR ALTERNATIVE LOAN TRUST 2006-J4 ("Assignee"), pursuant to a Pooling and Servicing Agreement dated as of June 1, 2006 (the "Pooling and Servicing Agreement") among CWALT, Inc., as depositor, Assignor, as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and Assignee, as trustee, and BANK OF AMERICA, N.A. ("Remaining Party").

                             W I T N E S S E T H:
                             - - - - - - - - - -

         WHEREAS, effective as of June 30, 2006, Assignor desires to assign all of its rights and delegate all of its duties and obligations to Assignee under that certain Transaction (the "Assigned Transaction") as evidenced by that certain confirmation with a Trade Date of May 17, 2006 whose BANK OF AMERICA, N.A. reference number is 4571385 / 4571384 (the "Confirmation"), a copy of which is attached hereto as Exhibit I;

         WHEREAS, Assignor and Remaining Party executed and delivered the Confirmation in connection with an ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement");

         WHEREAS, Assignee desires to accept the assignment of rights and assume the delegation of duties and obligations of the Assignor under the Assigned Transaction and the Confirmation, including any modifications that may be agreed to by Assignee and Remaining Party; and

         WHEREAS, Assignor desires to obtain the written consent of Remaining Party to the assignment, delegation, and assumption and Remaining Party desires to grant such consent in accordance with the terms hereof;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Assignment and Assumption. Effective as of and from June 30, 2006 (the "Effective Date"), Assignor hereby assigns all of its rights and delegates all of its duties and obligations to Assignee and Assignee hereby assumes all Assignor's rights, duties, and obligations under the Assigned Transaction and the Confirmation arising on or after the Effective Date.

         2. Release. Effective as of and from the Effective Date, Remaining Party and Assignor hereby release one another from all duties and obligations owed under and in respect of the Assigned Transaction and the Confirmation, and Assignor hereby terminates its rights under and in respect of the Assigned Transaction; provided, that such release shall not affect


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Assignor's obligation to pay the Fixed Amount (Premium) in accordance with the terms of the Assigned Transaction and the Confirmation.

         3. Limitation on Liability. Assignor and Remaining Party agree to the following: (a) the sole recourse in respect of the obligations of Assignee hereunder and under the Assigned Transaction shall be to the Trust Fund (as defined in the Pooling and Servicing Agreement); (b) The Bank of New York ("BNY") is entering into this Assignment Agreement solely in its capacity as trustee on behalf of the Supplemental Interest Trust and not in its individual capacity under the Pooling and Servicing Agreement; and (c) in no case shall BNY (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Assignee under the terms of the Assigned Transaction, all such liability, if any, being expressly waived by Assignor and Remaining Party and any person claiming by, through or under either such party.

         4. Consent and Acknowledgment of Remaining Party. Remaining Party hereby consents to the assignment and delegation by Assignor to Assignee of all the rights, duties, and obligations of Assignor under the Assigned Transaction pursuant to this Assignment Agreement. In addition, Remaining Party hereby acknowledges that the responsibilities of Assignee under the Assigned Transaction and the Confirmation will be performed on its behalf by Countrywide Home Loans Servicing LP, as master servicer under the Pooling and Servicing Agreement.

         5. Governing Agreement. The Assigned Transactions and the Confirmations shall form a part of, and be subject to, the ISDA Form Master Agreement, as if Assignee and Remaining Party had executed such agreement on the trade date of the applicable Transaction (the "Assignee Agreement"). The Confirmations, together with all other documents referring to the ISDA Form Master Agreement confirming transactions entered into between Assignee and Remaining Party, shall form a part of, and be subject to, the Assignee Agreement. For the purposes of this paragraph, capitalized terms used herein and not otherwise defined shall have the meanings assigned in the ISDA Form Master Agreement.

         6. Additional Provision. Each party hereby agrees that the Confirmation and thus the Assigned Transaction are each hereby amended as follows:

                  (a) The following additional provision shall be added as a new Section 6:

                       "Regulation AB Compliance. Party A and Party B agree that the terms of the Item 1115 Agreement dated as of March 27, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Bank of America, N.A. shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A."

                  (b) The Item 1115 Agreement dated as of March 27, 2006, between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ,



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



         Inc. and Bank of America, N.A., a copy of which is attached hereto as Exhibit II, shall be added as Annex A.

         7. Representations. Each party hereby represents and warrants to the other parties as follows:

         (a) It is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation;

         (b) It has the power to execute and deliver this Assignment Agreement; and

         (c) Its obligations under this Assignment Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms; except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other laws affecting the enforcement of creditors' rights generally or by general equity principles.

         As of the Effective Date, each of Assignor and Remaining Party represents that no event or condition has occurred that constitutes an Event of Default, a Potential Event of Default or, to the party's knowledge, a Termination Event (as such terms are defined in the Confirmation and Assignee Agreement), with respect to the party, and no such event would occur as a result of the party's entering into or performing its obligations under this Assignment Agreement.

         8. Indemnity. Each of Assignor and Remaining Party hereby agrees to indemnify and hold harmless Assignee with respect to any and all claims arising under the Assigned Transaction prior to the Effective Date. Each of Assignee (subject to the limitations set forth in paragraph 3 above) and Remaining Party hereby agrees to indemnify and hold harmless Assignor with respect to any and all claims arising under the Assigned Transaction on or after the Effective Date.

         9. Governing Law. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to the conflict of laws provisions thereof (except Section 5-1401 and 5-1402 of the New York General Obligations Law).

         10. Notices. For the purposes of this Assignment Agreement and
Section 12(a) of the ISDA Form Master Agreement of the Assigned Transaction, the addresses for notices or communications are as follows: (i) in the case of Assignor, Countrywide Home Loans, Inc., 4500 Park Granada, Calabasas, California 91302, Attention: Ruben Avilez, with a copy to the same address,
Attention: Legal Department, or such other address as may be hereafter furnished in writing to Assignee and Remaining Party; (ii) in the case of Assignee, The Bank of New York, 101 Barclay Street, New York, New York 10286,
Attention: Corporate Trust MBS Administration, CWALT, Series 2006-J4 or such other address as may be hereafter furnished in writing to Assignor and Remaining Party; and (iii) in the case of Remaining Party,

       Address:               Bank of America, N.A.
                              233 South Wacker Drive - Suite 2800
                              Chicago, Illinois 60606


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


       Attention:             Swap Operations
       Telex No.              312-234-2732
       such other address as may be hereafter furnished in writing to Assignor and Assignee.

         11. Payments. All payments (if any) remitted by Remaining Party under the Assigned Transaction shall be made by wire transfer according to the following instructions:

         The Bank of New York
         New York, NY
         ABA # 021-000-018
         GLA # 111-565
         For Further Credit:  TAS A/C 580792
         Attn: Matthew J. Sabino 212-815- 6093
         Fax:  212-815-3986

         12. Counterparts. This Assignment Agreement may be executed and delivered in counterparts (including by facsimile transmission), each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.


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


         IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement as of the date first above written.

                                COUNTRYWIDE HOME LOANS, INC.



                                By: /S/ Ruben Avilez
                                    -----------------
                                Name: Ruben Avilez
                                Title: Vice President


                                THE BANK OF NEW YORK, NOT IN AN INDIVIDUAL
                                CAPACITY, BUT AS TRUSTEE FOR THE SUPPLEMENTAL INTEREST TRUST FOR ALTERNATIVE LOAN TRUST 2006-J4



                                By: /S/ Michael Cerchio
                                    ----------------------
                                Name: Michael Cerchio
                                Title: Assistant Treasurer


                                BANK OF AMERICA, N.A..



                                By: /S/ Patricia Reidy
                                    ------------------
                                Name: Patricia Reidy
                                Title: Vice President



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